Exhibit 99.1

MARK D. THOMPSON

CEO & President

Dear Friend,

The U.S. government and Federal Reserve’s massive monetary and fiscal stimulus commitment designed to help bolster the economy is estimated to be in excess of $12.8 trillion. These measures should help loosen the credit markets and restore confidence in the economy and the banking industry. In addition, the government recently completed stress tests for the nation’s 19 largest banks. Results showed that many of the banks are adequately capitalized while some will be required to raise capital in the event of a deepening recession. Major banks have recently raised $56 billion of capital showing signs of emerging investor confidence. Boston Private Bank & Trust Company continues to be a well-capitalized organization with capital ratios comfortably exceeding regulatory minimums. Our holding company, Boston Private Financial Holdings, Inc. (BPFH), is also well-capitalized and has increased its loan loss reserves as added protection should the recession deepen.

Boston Private Bank & Trust Company posted another solid first quarter, and I am pleased to share the results with you—results that underscore our continuing strength and stability in the current market. Our asset quality, capital ratios, and liquidity levels remained strong, and we achieved pretax earnings growth of 12%, with net interest income up 11%. Business growth was solid, with net loans up 7% and deposits up 9%. Fee income was down, primarily as a result of the market impact on assets under management. We continue to reinforce our commitment to the Bank’s growth and stability by capitalizing on strategic growth opportunities, assiduously managing risk, and maintaining a tight rein on expenses.

Boston Private Bank & Trust offers private banking and investment management and trust services to individuals and businesses. Our unique position as a Boston-based private bank has a special appeal for those who value access to local decision-makers and appreciate our longstanding commitment to the greater Boston area. “Outstanding” Community Reinvestment Act ratings every year since 2000 further demonstrate the breadth and depth of our commitment to our entire community, including low- and moderate-income people and neighborhoods. We recognize that the Bank’s success is tied directly to the growth and stability of the communities we serve, as well as to the quality of the services we render.

We take pride in being a resource that our clients can count on for exceptional service and advice they can trust, whenever they need it. We are also always exploring new and better ways to serve our clients in a confidential manner, and our latest improvement is the introduction of Secure Mail, a new service that enables clients to correspond with the Bank using encrypted electronic email. Through Secure Mail, clients can communicate private information without worrying about confidentiality or security, which eliminates the need to courier, fax, or mail confidential information to us.

Thank you for your business and your trust. Know that we are always ready to listen to your needs and understand your goals—and we’re nimble enough to make adjustments that make sense for you in these uncertain times. Please don’t hesitate to contact us with questions or suggestions.

Sincerely,

/s/ Mark D. Thompson
Mark D. Thompson

TEN POST OFFICE SQUARE • BOSTON, MASSACHUSETTS 02109 Telephone: (617) 912-4210 • (617) 912-4352 mthompson@bostonprivatebank.com • www.bostonprivatebank.com

STATEMENT OF FINANCIAL CONDITION

•••••••••••••••••••••••••••

AS OF MARCH 31, 2009

BOSTON PRIVATE BANK & TRUST COMPANY

Dear Friend,

Boston Private Bank & Trust Company posted another solid first quarter, and I am pleased to share the results with you:

2009 First Quarter Financial Highlights:

•	Pretax earnings grew 12% as compared to the same period last year.

•	Net interest income was up 11% due to an increase in both earnings assets and margins.

•	Business growth was solid, with net loans up 7% and deposits up 9%.

•	Fee income was down, primarily as a result of the market impact on assets under management.

Boston Private Bank & Trust offers private banking and investment management and trust services to individuals and businesses. Our unique position as the only Boston-based private bank has a special appeal for those who value access to local decision-makers and appreciate our longstanding commitment to the greater Boston area. “Outstanding” Community Reinvestment Act ratings every year since 2000 further demonstrate the breadth and depth of our commitment to our entire community, including low- and moderate-income people and neighborhoods. We recognize that the Bank’s success is tied directly to the growth and stability of the communities we serve, as well as to the quality of the services we render.

Thank you for your business and your trust. Know that we are always ready to listen to your needs and understand your goals—and we’re nimble enough to make adjustments that make sense for you in these uncertain times. Please don’t hesitate to contact us with questions or suggestions.

Sincerely,

/s/ Mark D. Thompson
Mark D. Thompson
CEO & President

Boston Private Bank & Trust Company

CONDENSED BALANCE SHEETS

(Unaudited)

($ in Thousands)	2009	March 31, 2008
Assets
Cash & Short-Term Investments	$28,389	$65,689
Investment Securities	538,515	573,341
Loans Held for Sale	6,127	4,454

Commercial Loans	1,112,608	1,008,392
Mortgage Loans	1,057,034	1,040,972
Home Equity & Other Loans	91,298	57,048

Total Loans	2,260,940	2,106,412
Less: Allowance for Loan Losses	26,237	23,136

Net Loans	2,234,703	2,083,276
Other Assets	110,629	108,147

Total Assets	$2,918,363	$2,834,907

Liabilities & Shareholder’s Equity
Demand Deposits	$477,696	$352,622
NOW Accounts	185,737	184,012
Savings & Money Market	778,433	989,260
Certificates of Deposit	558,899	308,214

Total Deposits	2,000,765	1,834,108

Borrowings	665,504	786,724
Other Liabilities	27,745	19,557

Total Liabilities	2,694,014	2,640,389

Shareholder’s Equity	224,349	194,518

Total Liabilities & Shareholder’s Equity	$2,918,363	$2,834,907

Boston Private Bank & Trust Company CONDENSED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended March 31,
($ in Thousands)	2009	2008
Interest Income	$34,403	$36,951
Interest Expense	14,375	19,109

Net Interest Income	20,028	17,842
Provision for Loan Losses	1,216	1,345

Net Interest Income after Provision	18,812	16,497
Investment Management Fees	3,496	4,180
Banking Fees and Other Income	2,571	2,169
Operating Expenses	15,703	15,139

Income Before Income Taxes	9,176	7,707
Income Taxes	2,496	926

Net Income	$6,680	$6,781

Boston Private Bank & Trust Company SELECTED FINANCIAL DATA (Unaudited)

	At and for the Three Months Ended March 31,
($ in Thousands)	2009	2008
Assets Under Management	$2,310,000	$2,788,000
Return on Average Assets	0.89%	0.96%
Return on Average Equity	12.67%	14.29%
Net Interest Margin	3.03%	2.88%
Total Fees and Other Income / Revenues	23.25%	26.25%
Allowance for Loan Losses / Total Loans	1.16%	1.10%

Policy Group

Mark D. Thompson

Chief Executive Officer & President

James C. Brown

Executive Vice President

Chief Lending Officer

Robert C. Buffum, Jr.

Senior Vice President

Chief Risk Officer

Gary L. Garber

Senior Vice President

Chief Information Officer

James D. Henderson

Executive Vice President

Pilar Pueyo

Senior Vice President

Anne L. Randall

Executive Vice President

Chief Financial & Administrative Officer

George G. Schwartz

Executive Vice President

Chief Operating Officer & Treasurer

John J. Sullivan

Executive Vice President

Board of Directors

Herbert S. Alexander

Managing Partner

Alexander, Aronson, Finning & Company

John H. Clymer

Senior Counsel

Nixon Peabody LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank & Trust Company

W. Pearce Coues

Former Chairman

MGI Properties

Senior Advisor

Eaton Vance

James D. Dawson

Chief Executive Officer, Private Banking Group

Boston Private Financial Holdings, Inc.

Kathleen M. Graveline

Private Investor

Charles T. Grigsby

Consultant

Susan P. Haney

Private Investor

E. Christopher Palmer

President & Managing Shareholder

Palmer and Corbett, PC

John D. Macomber

Founder & Chief Executive Officer

BuildingVision, Inc.

Patricia McGovern

General Counsel & Senior Vice President

Beth Israel Deaconess Medical Center

Michael F. Schiavo

Consultant

James K. Schmidt

Private Investor

Alan D. Solomont

Chairman & Chief Executive Officer

Solomont Bailis Ventures

Mark D. Thompson

Chief Executive Officer & President

Boston Private Bank & Trust Company

Timothy L. Vaill

Chairman & Chief Executive Officer

Boston Private Financial Holdings, Inc.

Office Locations

Headquarters: Boston Office

Ten Post Office Square

Boston, Massachusetts

(617) 912-1900

Wellesley Office

336 Washington Street

Wellesley, Massachusetts

(781) 707-7700

Back Bay Office

500 Boylston Street

Boston, Massachusetts

(617) 912-4500

Jamaica Plain Loan Center

401c Centre Street

Jamaica Plain, Massachusetts

(617) 524-6050

Kendall Square Office

One Cambridge Center

Cambridge, Massachusetts

(617) 646-4800

Newton Centre Office

1223 Centre Street

Newton, Massachusetts

(617) 646-4850

Seaport Office

157 Seaport Boulevard

Boston, Massachusetts

(617) 646-4880

Lexington Office

1666 Massachusetts Avenue

Lexington, Massachusetts

(617) 912-3600

Hingham Office

7 Central Street

Hingham, Massachusetts

(781) 740-2405

Beverly Office

57 Enon Street, Route 1A

Beverly, Massachusetts

(978) 922-8000

Headquarters: Ten Post Office Square • Boston, Massachusetts 02109 • Telephone: 617-912-1900 • www.bostonprivatebank.com